SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  NOVEMBER 28, 2000
                                                         -----------------


                           NEW YORK HEALTH CARE, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



     NEW  YORK                      1-12451                     11-2636089
     ---------               ----------------------           ---------------
   (State or other          (Commission File Number)           (IRS Employer
   jurisdiction of                                             Identification
    incorporation)                                                 Number)





       1850  MCDONALD  AVENUE,  BROOKLYN,  N.Y.                11223
       ----------------------------------------                -----
       (Address of Principal Executive Offices)             (Zip Code)



                         Registrant's telephone number,
                       including area code, (718) 375-6700
                                            --------------


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ITEM  5:     OTHER  MATTERS - REPLACEMENT OF LINE OF CREDIT


     On November 28, 2000, the Company and its wholly-owned subsidiary NYHC Newco Paxxon, Inc., entered into a series of agreements with Heller Healthcare Finance, Inc., a Maryland corporation ("Heller Finance"), establishing a $4,000,000 revolving credit loan to the Company secured by the Company's accounts receivable, contract rights, intellectual property rights, inventory and equipment. The Company is permitted to maintain outstanding borrowings to the extent of up to 85% of qualified accounts receivable.

     The Heller Finance revolving credit line is for a term of two years and bears interest at the prime rate charged by Fleet Bank, N.A. plus 2.5% and provides for monthly payments of interest on the outstanding balance on the basis of the actual number of days elapsed over a year of 360 days.

     Proceeds from the Heller Finance revolving credit line were utilized to repay the outstanding balance of the Company's prior line of credit with The Bank of New York.


ITEM  7:  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Financial  Statements

          None.

     (b)  Exhibits.


          EXHIBIT
          NUMBER               DESCRIPTION  OF  EXHIBIT
          ------               ------------------------

          2.1 Purchase and Sale Agreement dated December 7, 1997 among NYHC Newco Paxxon, Inc. and Metro Healthcare Services, Inc.**

          2.2 Purchase and Sale Agreement dated February 8, 1998 among NYHC Newco Paxxon, Inc. and Metro Healthcare Services, Inc.***

          2.3 Purchase and Sale Agreement dated February 25, 1998 among NYHC Newco Paxxon, Inc. and Heart to Heart
                         Healthcare   Services,   Inc.***

          3.1            Certificate of Incorporation of the Company.*

          3.2            Restated Certificate of Incorporation of the Company.*

          3.3 Certificate of Correction of Restated Certificate of Incorporation of New York Health Care, Inc.*

          3.4 Amendment to the Certificate of Incorporation filed October 17, 1996.*

          3.5            By-laws of the Company.*

          3.6 Amendment to the Certificate of Incorporation of the Company filed December 4, 1996.*

          3.7            Certificate of Designations,  Rights and Preferences of
                         New  York  Health  Care,   Inc.   Class  A  Convertible
                         Preferred Stock.

          4.1            Form of certificate evidencing shares of Common Stock.*

          4.2            Underwriter's    Warrant    Agreement   and   Form   of
                         Underwriter's Warrant.*

          10.1 Purchase and Sale Agreement by and between the Company, National Medical Homecare, Inc., Jerry Braun and Sam Soroka dated March 18, 1988.*

          10.2 Lease for 105 Stevens Avenue, White Plains, New York by and between the Company and Vincent Rippa as receiver dated October 30, 1992.*

          10.3 Lease for 175 Fulton Avenue, Suite 30IA, Hempstead, New York by and between and the Company and Hempstead Associates Limited Partnership dated July 22, 1993.*

          10.4 Deed for 1667 Flatbush Avenue, Brooklyn, New York from Tiara Realty Co. to the Company dated April 22, 1994.*

          10.5 Agreement between Jerry Braun, Jacob Rosenberg, Samson Soroka, Hirsch Chitrik, Sid Borenstein and the Company dated September 30, 1988.*

          10.6 Lease for 49 South Main Street, Spring Valley, New York by and between the Company and Joffe Management dated November 1, 1994.*

          10.7           Agreement  for  Provisions  of  Home  Health  Aide  and
                         Personal Care Worker Services by and between the Company and Kingsbridge Heights Health Facilities Long Term Home Health Care Program dated November 2, 1994.*

          10.8 State of New York Department of Health Office of Health Systems Management Home Care Service Agency License for the Company doing business in Rockland, Westchester and Bronx Counties dated May 8, 1995.*

          10.9 State of New York Department of Health Office of Health Systems Management Home Care Service Agency License for the Company doing business in Dutchess, Orange, Putnam, Sullivan and Ulster Counties dated May 8, 1995.*

          10.10 State of New York Department of Health Office of Health Systems Management Home Care Service Agency License for the Company doing business in Nassau, Suffolk and Queens Counties dated May 8, 1995.*

          10.11 State of New York Department of Health Office of Health Systems Management Home Care Service Agency License for the Company doing business in Orange and Rockland Counties dated July 1. 1995.*

          10.12 Lease Renewal for 45 Grand Street, Newburgh, New York by and between the Company and Educational and Charitable Foundation of Eastern Orange County, Inc. dated July 12, 1995.*

          10.13 Lease for 91-31 Queens Boulevard, Elmhurst, New York by and between the Company and Expressway Realty Company dated September 15, 1995.*

          10.14          Settlement   Agreement  and  General   Release  by  and
                         between the Company and Samson Soroka dated September 28, 1995.*

          10.15          Personal  Care  Aide   Agreement  by  and  between  the
                         Company and Nassau County Department of Social Services dated October 18, 1995.*

          10.16 Lease for 1667 Flatbush Avenue, Brooklyn, New York by and between the Company and 1667 Flatbush Avenue LLC dated November 1, 1995.*

          10.17 State of New York Department of Health Office of Health Systems Management Home Care Service Agency License for the Company doing business in Bronx, Kings, New York, Queens and Richmond Counties dated December 29, 1995.*

          10.18          Home  Health  Agency   Agreement  by  and  between  the
                         Company and the Center for Nursing and Rehabilitation dated January 1, 1996.*

          10.19 Homemaker and Personal Care Agreements by and between the Company and the County of Rockland Department of Social Services dated January 1, 1996.*

          10.20          Home  Health  Aide/   Personal  Care  Worker   Services
                         Agreement by and between the Company and Beth Abraham Hospital dated January 12, 1996.*

          10.21          Homemaker   Services   Agreement  by  and  between  the
                         Company and the Orange County Department of Social Services dated February 16, 1996.*

          10.22 Personal Care Service Agreement by and between the Company and the Orange County Department of Social Services dated February 16, 1996.*

          10.23 Certified Home Health Agency Agreement by and between the Company and New York Methodist Hospital dated February 28, 1996.*

          10.24 Employment Agreement by and between the Company and Jacob Rosenberg dated March 26, 1996.*

          10.25 Employment Agreement by and between the Company and Jerry Braun dated March 26, 1996.*

          10.26 Stock Option Agreement by and between the Company and Jerry Braun dated March 26, 1996.*

          10.27          Home  Health  Agency   Agreement  by  and  between  the
                         Company and the Mount Sinai Hospital Home Health Agency dated April 1, 1996.*

          10.28 Absolute, Unconditional, Irrevocable and Limited Continuing Guaranty of Payment by and between Jacob Rosenberg and United Mizrahi Bank and Trust Company dated May 9, 1996.* 10.29 Absolute, Unconditional, Irrevocable and Limited Continuing Guaranty of Payment by and between Jerry Braun and United Mizrahi Bank and Trust Company dated May 9, 1996.*

          10.30 Continuing General Security Agreement by and between the Company and United Mizrahi Bank and Trust Company dated May 9, 1996.*

          10.31 Agreement for the Purchase of Accounts Receivable between the Company and 1667 Flatbush Avenue LLC dated July 8, 1996.

          10.32           401 (k) Plan for the Company.*

          10.33           Performance Incentive Plan for the Company.*

          10.34 Services Agreement between the Company and Heart to Heart Health Care Services, Inc., dated January 1, 1996.

          10.35 Employment Agreement by and between the Company and Gilbert Barnett dated August 27, 1996.*

          10.36 Assignment of lease dated October 8, 1996, lease dated September 30, 1995 and sublease dated May 1995 among the Company, as tenant, Prime Contracting Design Corp., as assignor, Bellox Realty Corp., as landlord and Nutriplus Corp., as subtenant.*

          10.37 Lease for 6 Gramatan Avenue, Mount Vernon, New York, 10550 by and between the Company and 6 Gramatan Avenue Corp. dated December 1, 1996.*

          10.38          Form  of  Financial   Consulting  Agreement  with  H.J.
                         Meyers & Co., Inc.*

          10.39          Forms   of   Merger   &   Acquisition   Agreement   and
                         Indemnification.*

          10.40          Consulting  Agreement by and between the Company and H.
                         Gene Berger dated July 30, 1997****

          10.41 Agreement between the Company and Heart To Heart Health Care Services, Inc. dated August 6, 1998.*****

          10.42 Agreement between the Company and Heart To Heart Health Care Services, Inc. dated July 29, 1999.******

          10.43 Employment Agreement by and between the Company and Jerry Braun dated November 12, 1999. *******

          10.44 Employment Agreement by and between the Company and Jacob Rosenberg dated November 12, 1999. *******

          10.45 Loan and Security Agreement by and among New York Health Care, Inc., NYHC Newco Paxxon, Inc. and Heller Healthcare Finance, Inc. dated November 28, 2000.

          10.46 Revolving Credit Note dated November 28, 2000 from New York Health Care, Inc. and NYHC Newco Paxxon, Inc. as Borrowers to the order of Heller Healthcare Finance, Inc. as Lender.
___________________________________

* Incorporated by reference to Exhibits filed as part of the Company's Registration Statement on Form SB-2 under File No. 333-08152, which was declared effective on December 20, 1996.

** Incorporated by reference to Exhibits filed as part of the Company's Form 8-K report with an event date of December 8, 1997.

*** Incorporated by reference to Exhibits filed as part of the Company's Form 8-K report with an event date of February 8, 1998.

**** Incorporated by reference to Exhibits filed as part of the Company's Form 10-KSB report for the year ended December 31, 1997.

***** Incorporated by reference to Exhibits filed as part of the Company's Form 10-QSB report for the quarter ended June 30, 1998.

****** Incorporated by reference to Exhibits filed as part of the Company's Form 10-QSB report for the quarter ended June 30, 1999.

******* Incorporated by reference to Exhibits filed as part of the Company's Form 10-QSB report for the quarter ended September 30, 1999.


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                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



December 6, 2000                          NEW  YORK  HEALTH  CARE,  INC.



                                       By:  /s/  Jerry  Braun
                                          --------------------------------------
                                           Jerry  Braun
                                           President and Chief Executive Officer


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